SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: October 29, 2003

Date of Earliest Event Reported: October 22, 2003

OPENTV CORP.

(Exact Name of Registrant as Specified in its Charter)

British Virgin Islands

(State or Other Jurisdiction of Incorporation)

001-15473	98-0212376
(Commission File Number)	(I.R.S. Employer Identification No.)

275 Sacramento Street

San Francisco, California 94111

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (415) 962-5000

ITEM 5.	OTHER EVENTS AND REQUIRED FD DISCLOSURE.

On October 22, 2003, the Registrant announced the appointment of a new Chief Financial Officer and a new General Counsel. On October 27, 2003, the Registrant announced the appointment of two new members to its board of directors. Copies of the press releases detailing these appointments are attached to this Current Report on Form 8-K as Exhibit 99.1 and Exhibit 99.2, respectively.

ITEM 7.	FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)	Financial statements of businesses acquired.

None.

(b)	Pro forma financial information.

None.

(c)	Exhibits

99.1	Press Release issued October 22, 2003 by the Registrant.
99.2	Press Release issued October 27, 2003 by the Registrant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 29, 2003

OPENTV CORP.

By:	/s/ James Ackerman
Name:	James Ackerman
Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release issued October 22, 2003 by the Registrant.

99.2	Press Release issued October 27, 2003 by the Registrant.